                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           LONGLEAF PARTNERS FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 1997


                                                       REGISTRATION NO. 33-10472
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            SCHEDULE 14A INFORMATION


                           DEFINITIVE PROXY STATEMENT

        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
              PRELIMINARY PROXY STATEMENT FILED BY THE REGISTRANT

                      LONGLEAF PARTNERS FUND (SERIES ONE)
                 LONGLEAF PARTNERS SMALL-CAP FUND (SERIES TWO)
                       (COMBINED IN ONE PROXY STATEMENT)

                  LONGLEAF PARTNERS REALTY FUND (SERIES THREE)
                           (SEPARATE PROXY STATEMENT)

                         LONGLEAF PARTNERS FUNDS TRUST
               (Exact Name of registrant as specified in charter)
                    c/o Southeastern Asset Management, Inc.
                         6075 Poplar Avenue; Suite 900
                               Memphis, TN 38119
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code (901) 761-2474

                            CHARLES D. REAVES, ESQ.
                            Executive Vice President
                         Longleaf Partners Funds Trust
                       c/o Southeastern Asset Mgmt., Inc.
                           6075 Poplar Ave., Ste. 900
                               Memphis, TN 38119
                                 (901) 761-2474

                                    Copy to:
                              ALAN ROSENBLAT, ESQ.
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                    (Name and address of agent for service)
================================================================================

           April 2, 1997



           Dear Fellow Shareholder:



                The enclosed proxy statement represents the response of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund to recent changes in securities legislation as well as your Board's effort to improve our investment flexibilites. Last year Congress passed a law that eliminated state investment restrictions. As a result many of the restrictions placed on the Funds are no longer required. This proxy asks shareholders to eliminate unnecessary investment limitations and expand management's investment powers.



                It is important for all shareholders to understand that the items in this proxy do not imply that the Funds will be managed differently. Southeastern Asset Management, the Funds' advisor, has used the same investment disciplines for the last 22 years, and our investment approach remains unchanged. We are asking shareholders to expand the tools available for implementing our philosophy. Many of these tools were previously unavailable because of individual state requirements which no longer exist.



                When Longleaf Partners Realty Fund was created last year, the prospectus was written with the flexibility we are now seeking for our other two funds. This investment flexibility has been very beneficial in managing the Realty Fund, and we believe the same portfolio management capabilities will equally enhance the other two funds. In addition, many of these same tools have been deployed successfully in the management of our non-mutual fund assets over the two decades since Southeastern Asset Management, Inc. was founded. If shareholders approve the items in this proxy, the investment guidelines and restrictions for all three Longleaf Partners Funds will be identical. This will allow one prospectus for all three funds, reducing printing and mailing expenses.



                The primary changes relate to two areas -- diversification and investment restrictions. The Funds' portfolios have always been concentrated in Southeastern's best ideas, generally with fewer than 30 companies. The Board would like to enable the Funds to be more heavily concentrated when Southeastern finds truly great opportunities. Changing to a "non-diversified" fund would essentially double the number of companies which could have more than 5% of assets invested, and would allow broader concentration. The proposed changes related to investment restrictions provide the Funds with additional tools which will enable Southeastern to manage investment risk better. Several of these capabilities will also let Southeastern manage tax liabilities more efficiently.



                The Board and employees of Southeastern and affiliates are one of the largest shareholder groups in each of the Longleaf Funds and we have one simple objective in proposing this proxy -- to make available the investment tools required for compounding our own capital at the highest possible return commensurate with the lowest possible risk.



                We cannot overemphasize the importance of reviewing the enclosed proxy statement and returning your proxy card immediately. THE BOARD AND MANAGEMENT STRONGLY URGE YOU TO SUPPORT THESE IMPORTANT CHANGES. If you have any questions regarding the enclosed proxy or need any assistance in voting your shares, please contact our proxy solicitor. D.F. King & Co., Inc. at 1-800-859-8511.



                Thank you for your prompt response.



           Sincerely,


           /s/ O. MASON HAWKINS, CFA

           O. MASON HAWKINS, CFA


           Chairman of the Board

LOGO

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                             LONGLEAF PARTNERS FUND
                                      AND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                    SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                             TUESDAY, MAY 13, 1997
                        5:30 P.M. CENTRAL DAYLIGHT TIME

                             MEMPHIS BOTANIC GARDEN
                                  Hardin Hall
                                750 CHERRY ROAD
                            MEMPHIS, TENNESSEE 38117


     The 1997 Annual Meeting of Shareholders of Longleaf Partners Fund (the "Partners Fund") and Longleaf Partners Small-Cap Fund (the "Small-Cap Fund"), each a series of Longleaf Partners Funds Trust, will be held concurrently, beginning at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee. The Partners Fund and the Small-Cap Fund are separate series or funds of Longleaf Partners Funds Trust, a series Massachusetts business trust which is registered with the Securities and Exchange Commission as an open-end management investment company.


     Shareholders of each series or Fund will consider and vote separately upon the following proposals, which are described in the accompanying Proxy
Statement:

          1. Re-election of the Board of Trustees of each Fund, composed of six members, four of whom are independent or non-affiliated.


          2. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.



          3. To approve or disapprove a proposal to re-state certain fundamental investment restrictions, as separately discussed in the Proxy Statement, and thereby expand the Fund's investment flexibility.



          4. To approve or disapprove a proposal to re-state all remaining fundamental investment restrictions as non-fundamental restrictions, as separately discussed in the Proxy Statement, thereby eliminating those no longer required under state law and expanding the Fund's investment flexibility.



          5. Ratification of selection of Coopers & Lybrand, L.L.P., as the independent certified public accountants authorized to sign or certify financial statements to be filed with the Securities and Exchange Commission.


     To transact such other business as may properly come before the Meeting.

     The Board of Trustees of each Fund has fixed the close of business on March 14, 1997 as the record date for determining shareholders eligible to vote at the Meeting.

                                          By Order of the Board of Trustees

                                          /s/ O. MASON HAWKINS, CFA
                                          --------------------------------------
                                          O. MASON HAWKINS, CFA
                                          Chairman of the Board and Chief
                                            Executive Officer

April 2, 1997



                             YOUR VOTE IS IMPORTANT



      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY. IF YOU HAVE ANY QUESTIONS REGARDING THE ENCLOSED PROXY MATERIAL OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR, D.F. KING & CO. AT 1-800-859-8511. YOUR INTEREST AND PARTICIPATION IN THE AFFAIRS OF YOUR FUND ARE APPRECIATED.

                                PROXY STATEMENT

                             LONGLEAF PARTNERS FUND
                                      AND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                    SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                      1997 ANNUAL MEETING OF SHAREHOLDERS

            5:30 P.M., CENTRAL DAYLIGHT TIME; TUESDAY, MAY 13, 1997
                     MEMPHIS BOTANIC GARDEN -- HARDIN HALL
                      750 CHERRY ROAD; MEMPHIS, TENNESSEE

     The enclosed Proxy is solicited separately by the Board of Trustees of Longleaf Partners Fund (the "Partners Fund") and the Board of Trustees of Longleaf Partners Small-Cap Fund (the "Small-Cap Fund"), which are series or Funds of Longleaf Partners Funds Trust, in connection with the Annual Meeting of Shareholders ("the Meeting") to be held on Tuesday, May 13, 1997, at 5:30 p.m. Central Daylight Time, at the location shown above.

     The Annual Meetings of these Funds will be held concurrently, but shareholders of each series will vote as separate groups on the proposals presented. Since the issues and information with respect to all proposals are common to both Funds, their discussion is combined in the following presentation.

     If you are a shareholder of both the Partners Fund and the Small-Cap Fund, you must return a separate proxy card for each Fund if you intend to vote in the Meeting of each Fund's shareholders.

     Each Proxy returned in time to be voted at the Meeting will be voted, and if a specification is made with respect to any proposal the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.


     Shares Entitled to Vote -- Longleaf Partners Fund. At the close of business on March 14, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 100,512,145 shares of beneficial interest outstanding, the only class of shares of capital stock. Each share is entitled to one vote and there is no provision for cumulative voting.



     As of the record date, management was aware of the following shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of the Partners Fund: clients of Charles Schwab & Company, a registered brokerage firm, owned approximately 15.4% of the outstanding shares in an omnibus brokerage account.



     Shares Entitled to Vote -- Longleaf Partners Small-Cap Fund. At the close of business on March 14, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 19,926,855 shares of beneficial interest outstanding, the only class of shares of capital stock. Each share is entitled to one vote and there is no provision for cumulative voting.



     As of the record date, management was aware of the following shareholders who beneficially owned as much as 5% of the outstanding capital stock of Longleaf Partners Small-Cap Fund: clients of Charles Schwab & Company, a registered brokerage firm, owned approximately 16.1% in an omnibus brokerage account; clients of National Financial Services Corp., a registered brokerage firm, owned approximately 9.4% in an omnibus brokerage account; Mr. O. Mason Hawkins, Chairman, owned beneficially approximately 5.2%; other directors, trustees, officers and employees of Southeastern Asset Management, Inc. and Southeastern's profit sharing plan, and members of their families owned an additional 17.5%, but no individual in this group owned as much as 5% of the outstanding shares.



     Mailing Information. This Proxy Statement is being mailed to shareholders on or about April 2, 1997. In the event that proxies representing a majority of the shares outstanding on the record date have not been received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy.



     Availability of Annual Report. The Annual Report of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund for the fiscal year ended December 31, 1996, containing financial statements examined by Coopers & Lybrand, L.L.P., certified public accountants, was mailed to shareholders prior to March 1, 1997. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO ANY SHAREHOLDER WHO SO REQUESTS BY CALLING THE FUND AT (800) 761-2509.


                              SUMMARY OF PROPOSALS

     Detailed information on each proposal is included in the text of the Proxy Statement and the following summary is subject to the more expanded discussion of the text.

1. RE-ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES.

     At the 1994 Annual Meeting of Shareholders, the Funds elected a Board of Trustees of six members, four of whom were independent of and non-affiliated with the Funds' Investment Counsel, Southeastern Asset Management, Inc. ("Southeastern"). Mr. John R. McCarroll, Jr., one of the independent Trustees first elected in 1987 at the inception of the Funds, was appointed by the Governor of the State of Tennessee as a state circuit court judge on August 29, 1996, and he resigned as a member of the Board to accept that appointment. The Board elected Mr. Daniel W. Connell, Jr., who is also an independent Trustee, as Mr. McCarroll's successor at the meeting held on December 16, 1996. The slate of six nominees proposed for re-election therefore includes the five remaining Trustees elected at the most recent Annual Meeting of Shareholders, held in July of 1994, and Mr. Connell as the successor Trustee.

     Detailed information on the backgrounds of the nominees is contained on pages 4 through 6 of the text.

2. PROPOSAL TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE CLASSIFICATION OF THE FUND FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND UNDER THE INVESTMENT COMPANY ACT OF 1940.


     As an integral part of its investment philosophy, Southeastern may conclude that investing more than 5% of the Fund's assets in several companies which it believes to be significantly undervalued could increase potential investment returns. As a "diversified" fund, the ability to invest more than 5% of assets in a single company is limited to 25% of total assets; each company held in the remaining 75% diversified portion of total assets may not exceed 5% of assets.


     By changing to a "non-diversified" fund under the Investment Company Act and simultaneously adopting the diversification standards of the Internal Revenue Code as fundamental investment restrictions, the Fund would continue to be diversified with respect to 50% of its total assets (compared with 75% at present as a diversified fund). However, the Fund could be non-diversified with respect to the remaining 50% of its total assets (compared with 25% at present). Thus, the net effect of the proposed change would be a reduction of the diversified percentage of total assets from 75% to 50% and an increase in the non-diversified percentage from 25% to 50% of total assets -- a net change of 25%.

     The specific amendments to be made in investment policy and restrictions and their effects and investment risks are discussed in more detail on pages 8 through 10 of the text.


3. PROPOSAL TO RE-STATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY EXPAND THE FUND'S INVESTMENT FLEXIBILITY.



     The predominate purpose of this proposal is to expand the Fund's investment flexibility so as to enable Southeastern to reduce investment risk through hedging the portfolio when appropriate, managing foreign currency exposure, and managing potential income tax liabilities. Southeastern intends to use this additional investment flexibility conservatively, primarily to manage and reduce risk.



     The specific revisions and changes in fundamental investment restrictions and their resulting effects and risks are discussed separately on pages 11 through 15 of the text.



4. PROPOSAL TO RE-STATE ALL REMAINING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL RESTRICTIONS, THEREBY ELIMINATING THOSE NO LONGER REQUIRED BY STATE LAW AND EXPANDING THE FUND'S INVESTMENT FLEXIBILITY.



     In October of 1996, the National Securities Markets Improvements Act of 1996 became effective. As a result of this recent legislation, the Longleaf Partners Funds may now amend or modify many of the various investment restrictions imposed in past years by the states, to the extent that similar limits are not also required by the Securities and Exchange Commission.



     Because of the continually evolving regulatory changes in investment restrictions, the Board proposes that the Funds' remaining fundamental investment restrictions be re-stated so as to include as fundamental restrictions (restrictions which cannot be changed without shareholder approval) only those related to diversification requirements and those required by Securities and Exchange Commission rules to be fundamental. All others would be restated to eliminate restrictions which are no longer required in their present form and to expand the Fund's investment flexibility, as discussed in the summary to Proposal 3. As re-stated, these investment restrictions would be non-fundamental investment restrictions which could be amended by the Board of Trustees to respond to further charges in securities regulation without the expense of holding a formal meeting of shareholders.



     The specific revisions and changes in fundamental investment restrictions and their resulting effects and risks are discussed separately on pages 16 through 20 of the text.



5. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE FUNDS' INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.



     Coopers & Lybrand, L.L.P. has served as the independent certified public accountants for all of the Funds since their initial formation, and the Board of Trustees of each Fund has again selected the firm to serve in that capacity for the 1997 fiscal year. Ratification of this selection is presented to shareholders as a routine issue. More information is set forth on page 20 of the text.

                                  PROPOSAL 1.

                       ELECTION OF THE BOARD OF TRUSTEES


     Authority of the Board of Trustees. Longleaf Partners Fund and Longleaf Partners Small-Cap Fund each elects a separate Board of Trustees, which acts only on matters affecting that particular Fund. Each Board of Trustees has continuing oversight responsibility, which includes review of all issues required by the Investment Company Act of 1940. The Board of Trustees of each Fund would, as a separate board, consider matters which might affect the Master Trust as a whole, such as the creation of additional series or matters involving amendment of the Declaration of Trust and other issues which arise outside of the requirements of the Investment Company Act of 1940. The Trustees conduct concurrent meetings of their Boards.


     Composition of the Boards of Trustees. Under the Investment Company Act of 1940, which governs mutual fund operations, an "interested" Trustee is a person having an interest in or an affiliation with the investment advisor, any underwriter or securities broker, or a servicing agent such as a fund administrator. Funds having no principal underwriter or affiliated brokers, such as the Partners Fund and the Small-Cap Fund, may have 60% of their directors or Trustees classified as "interested" Trustees. Management believes, however, that having a majority of the membership of each Board composed of independent or non "interested" Trustees constitutes good corporate governance and eliminates actual or perceived conflicts of interest.


     If all of the nominees listed in the following table should be re-elected, the membership of each of the Boards of Trustees will be identical, consisting of the same six individuals. Four of these are independent of and not affiliated with Southeastern Asset Management, Inc. and otherwise qualify as non "interested" or non-affiliated Trustees as defined by the provisions of Sec. 2(a)(19) of the Investment Company Act of 1940. All of these nominees have indicated a willingness to serve as Trustees until the next annual or special in lieu of annual meeting of shareholders if so elected.


                         NOMINEES FOR BOARD OF TRUSTEES
                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND


      NOMINEES (AGE)
    POSITION WITH FUND                                                       SHARES BENEFICIALLY
  AND YEAR FIRST ELECTED                                                          OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE              MARCH 14, 1997
  ----------------------               --------------------------            -------------------
O. Mason Hawkins, CFA (49)*  Southeastern Asset Management, Inc. since its      Partners Fund
Chairman of the Board of       founding in 1975; presently Chairman and            475,153
Trustees and Chief             C.E.O.; previously employed as Director of         Small-Cap
Executive Officer;             Research, First Tennessee Investment                 Fund
Trustee,                       Management Company, Memphis, Tennessee,            1,034,083
Partners Fund, since 1987      1974-75; Director of Research, Atlantic
Small-Cap Fund, since 1988     National Bank, Jacksonville, Florida,
                               1972-74. Received B.S. B.A. degree in
                               Finance (1970), University of Florida;
                               M.B.A. degree (1971), University of Georgia.
                               Director, Mid-America Apartment Communities,
                               Inc.

      NOMINEES (AGE)
    POSITION WITH FUND                                                       SHARES BENEFICIALLY
  AND YEAR FIRST ELECTED                                                          OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE              MARCH 14, 1997
  ----------------------               --------------------------            -------------------
W. Reid Sanders (47)*        Southeastern Asset Management, Inc. since its      Partners Fund
Trustee and President;         founding in 1975; presently Executive Vice          354,885
Trustee,                       President and a director; previously               Small-Cap
Partners Fund, since 1987      employed as Investment Officer, First                Fund
Small-Cap Fund, since 1988     Tennessee Investment Management Company,            452,291
                               Memphis, Tennessee, 1973-75; credit analyst
                               and commercial lending official, Union
                               Planters National Bank, Memphis, Tennessee,
                               1972-73. Received B.A. degree in Economics
                               (1971), University of Virginia.
Chadwick H. Carpenter, Jr.   Since 1993, Senior Executive Officer in charge     Partners Fund
(46)                           of corporate development, Progress Software         21,892
Trustee,                       Corporation, Bedford, Massachusetts, (a            Small-Cap
Partners Fund, since 1993      corporation engaged in the development and           Fund
Small-Cap Fund, since 1993     marketing of software products used by              23,478
                               developers to build and deploy commercial
                               applications); previously, Senior Vice
                               President, Sales and Services, 1986 to 1993;
                               Vice President-Product Services, 1983-1986;
                               previously manager of MIMS Systems Operation
                               of General Electric Information Services
                               Company; Senior Consultant for Touche Ross &
                               Company. Received B.S. degree (1971) and
                               M.S. degree (1972) in Electrical
                               Engineering, Massachusetts Institute of
                               Technology.
Daniel W. Connell, Jr. (48)  Since 1994, Senior Vice                            Partners Fund
Trustee,                       President -- Marketing, Jacksonville                  155
Partners Fund, since 1997      Jaguars, Ltd., Jacksonville, Florida            Small-Cap Fund
Small-Cap Fund, since 1997     (National Football League franchise);                 97
                               Previously Executive Vice
                               President -- Corporate Banking Group and
                               other officer positions, First Union
                               National Bank of Florida, Jacksonville, FL
                               (1970-94); Chairman, Jacksonville Chamber of
                               Commerce (1997); Commissioner, Jacksonville
                               Economic Development Commission; Advisory
                               Director, First Union National Bank of
                               Florida. Received B.S.B.A., (1970)
                               University of Florida.

      NOMINEES (AGE)
    POSITION WITH FUND                                                       SHARES BENEFICIALLY
  AND YEAR FIRST ELECTED                                                          OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE              MARCH 14, 1997
  ----------------------               --------------------------            -------------------
Steven N. Melnyk (50)        Chairman of the Executive Committee and            Partners Fund
Trustee,                       President, Riverside Golf Group, Inc.,               1,589
Partners Fund, since 1991      Jacksonville, Florida (a company engaged in
Small-Cap Fund, since 1991     the design, construction, and operation         Small-Cap Fund
                               through ownership of golf courses), 1987 to          2,153
                               present; golf commentator and sports
                               marketing executive, CBS Sports (1982-91)
                               and ABC Sports (since 1991); 1969 U.S.
                               Amateur Golf Champion; 1971 British Amateur
                               Golf Champion; Director and a founder of
                               First Coast Community Bank, Fernandina
                               Beach, Florida. Received B.S.B.A. degree in
                               Industrial Management (1969), University of
                               Florida.
C. Barham Ray (50)           Chairman of the Board and Secretary, SSM           Partners Fund
Trustee,                       Corp., Memphis, Tennessee (a corporation             1,860
Partners Fund, since 1992      which serves as a financial advisor in the
Small-Cap Fund, since 1992     evaluation of private businesses, in the           Small-Cap
                               negotiation and structuring of purchase and          Fund
                               sale transactions of private businesses and          4,329
                               as a venture capital investor), 1974 to the
                               present; Director of Financial Federal
                               Savings Bank, Memphis, Tennessee. Received
                               B.A. degree (1968), Vanderbilt University;
                               M.B.A. degree (1973), University of
                               Virginia.


---------------

 * Trustees who are considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended, on the basis of their affiliation with Southeastern Asset Management, Inc., the Investment Counsel.

               OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

     The Board of Trustees held four regular quarterly meetings and one special telephone conference call Board meeting during 1996. All members attended all regular meetings, and all participated in the meeting held by telephone conference call.


     The Board has established an Audit Committee, with Mr. Carpenter serving as Chairman. The Audit Committee, composed of all independent or non "interested" Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm in formal meetings on March 1, 1996, and March 5, 1997, after completion of the audits for the preceding fiscal years. The Board has not established a nominating committee and the entire Board considers nominees for members of the Board.


     The independent or non-affiliated members of the Board of Trustees invest at least their full Trustees' fees in shares of the mutual funds. The schedule of Trustees fees paid during 1996 by each Series to each non-interested Trustee is as follows: Longleaf Partners Fund -- $15,000 per annum; Longleaf Partners Small-Cap Fund -- $7,500 per annum; Longleaf Partners Realty Fund -- $5,000 per annum. The following table shows the aggregate compensation received from all of the Longleaf Funds during 1996 by the Trustees presently standing for election:

                               COMPENSATION TABLE
                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                         LONGLEAF PARTNERS REALTY FUND


                                                                                 TOTAL
                      NAME OF PERSON;                          AGGREGATE      COMPENSATION
                          POSITION                            COMPENSATION        FROM
                          ADDRESS                              FROM FUNDS       FUNDS**
                      ---------------                         ------------    ------------
O. Mason Hawkins*
  Chairman of the Board and CEO.............................       None            None
Chadwick H. Carpenter, Jr.
  Trustee
  14 Oak Park
  Bedford, MA 01730.........................................    $27,500         $27,500
Steven N. Melnyk
  Trustee
  111 Riverside Ave.
  Ste. 330
  Jacksonville, FL 32202....................................    $27,500         $27,500
C. Barham Ray
  Trustee
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117.........................................    $27,500         $27,500
W. Reid Sanders*
  Trustee and President.....................................       None            None


--------------------------------------------------------------------------------

 * Trustee is an "interested" person because of employment by Southeastern Asset Management, Inc., the Investment Counsel. The "interested" Trustees and all executive officers of the Fund are officers or employees of the Investment Counsel, which pays their salaries and other employee benefits. Its address is 6075 Poplar Ave., Ste. 900, Memphis, TN 38119.

** The Funds have no pension or retirement plan for Trustees who are classified as non "interested" or non-affiliated.


     Mr. John R. McCarroll, Jr., who resigned as a Trustee on August 29, 1996, received aggregate Trustees fees of $18,234 through the date of his resignation. Mr. Daniel W. Connell, Jr. became a Trustee effective January 1, 1997, and accordingly did not receive any compensation during 1996.


     A listing of the executive officers of the Funds is set forth on pages 20 and 21 of the text.

--------------------------------------------------------------------------------


     Unless authority to vote for election of one or more trustees is withheld by checking the appropriate block on the Proxy, the enclosed Proxy will be used to vote in favor of the election of the six nominees. If, any nominees should not be available for election, the proxies named will vote for such other nominees as the present Trustees who are not "interested" persons of the Fund may approve.

     Each member of the Board of Trustees is to be elected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT THE NOMINEES NAMED ABOVE BE ELECTED TO SERVE AS TRUSTEES UNTIL THE NEXT ANNUAL OR SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS OR UNTIL A SUCCESSOR HAS BEEN DULY QUALIFIED.

                                   PROPOSAL 2

               APPROVAL OR DISAPPROVAL OF A PROPOSAL TO ADOPT THE
           DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS
       FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE FUND'S
      CLASSIFICATION FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND
                   UNDER THE INVESTMENT COMPANY ACT OF 1940.


     Both Longleaf Partners Fund and Longleaf Partners Small-Cap Fund were originally formed as "diversified" investment companies, as that term is defined by Section 5(b)(1) of the Investment Company Act of 1940 (the "Investment Company Act"). These rules require that the Fund maintain a "diversified basket" of securities consisting of 75% of total assets in which investments in single companies are limited to 5% of total assets and not more than 10% of any such company's voting stock. The remaining 25% of total assets can be invested without following these requirements. In this "non-diversified basket", more than 5% of total assets can be invested in a single company and the Fund may own more than 10% of the company's voting stock. A fund which does not follow these Investment Company Act diversification standards is "non-diversified", even though it may follow other diversification standards such as those used in determining that a fund qualifies for favorable tax treatment under the Internal Revenue Code.



     Upon their formation, the Funds adopted two specific fundamental investment restrictions, derived from the language of the Investment Company Act, to establish their status as diversified funds. These investment restrictions cannot be changed without shareholder approval. Contained in the Prospectus, the first controls the percentage of total assets which may be invested in a single company and the second controls how much of a company's voting stock may be acquired. These restrictions are as follows:


     Percentage of Assets Restriction. The first restriction, set forth as Restriction No. 1 in the Fund's Prospectus, states that the Fund may not:

                "1. With respect to 75% of its total assets (taken at market), invest more than 5% of the value of its total assets in the securities of any single issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities)."


     When fully invested, the minimum number of companies in which the Fund can now invest is 16. There can be 15 companies at a maximum of 5% of total assets each in the 75% "diversified basket" and one company at 25% of total assets in the 25% "non-diversified basket". Although, Southeastern is not likely to invest 25% of assets in a single company, the firm's ability to place several companies in the "non-diversified" basket at more than 5% of total assets is severely limited. For example, the Fund cannot now invest 8% of its assets in more than 3 companies and cannot now invest 10% of its assets in more than 2 companies. The Board is now seeking relief from this type of diversification limitation.

     Internal Revenue Code Diversification Standards. The Board proposes to adopt as fundamental policy the diversification standards contained in Sub-Chapter M of the Internal Revenue Code of 1986. These standards are less restrictive than those applied to diversified funds under the Investment Company Act of 1940, but nevertheless contain precise and clearly stated requirements on a fund's diversification.



     Under the Internal Revenue Code diversification requirements, found in Sections 851(b)(4)(A) and (b)(4)(B) of the Internal Revenue Code, 50% of a fund's assets must be diversified (as contrasted with 75% for diversified funds under the Investment Company Act). In this "diversified basket", no portfolio positions may exceed 5% of total assets. In the remaining 50% of assets (as contrasted with 25% under the Investment Company Act), investments in particular positions may exceed 5% of total assets, but a single position cannot exceed 25% of total assets. Further, the Board is not proposing a change in the fundamental investment restriction which limits the Fund's investments in a single industry to a maximum of 25% of total assets.



     Applying the Internal Revenue Code diversification standards, a fund when fully invested would hold at least 12 different portfolio investments, as compared with 16 under the diversification rules of the Investment Company Act. Thus, in the 50% "diversified basket", the Fund would hold at least 10 companies, each at not more than 5% of total assets when purchased. In the 50% "non-diversified basket", the Fund when fully invested would hold at least 2 companies which would comprise not more than 25% of total assets each when acquired. Southeastern anticipates that it will usually recommend investing in at least 5 to 8 companies in this "non-diversified basket", with each company comprising more than 5% of total assets.



     Restriction on Percentage of Voting Stock of a Portfolio Company. The second defining restriction on diversification adopted by the Fund relates to limits on the percentage of a company's voting stock which may be acquired. This restriction, set forth as Restriction No. 2 in the Prospectus, states that the Fund may not:


                "2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer."


     To comply with this restriction, the Fund in its 75% "diversified basket" cannot acquire more than 10% of a company's voting stock. However, in its 25% "non-diversified basket", the Fund may acquire more than 10% of a company's voting stock.



     Internal Revenue Code Diversification Standards. The Internal Revenue Code restrictions also place stated limits on the percentage of a company's voting stock which may be purchased. In the 50% "diversified basket" (compared with 75% at present), the Fund will not be able to acquire more than 10% of a company's voting stock. In the 50% "non-diversified basket", the Fund may own more than 10% of a company's voting stock, but it may not invest more than 25% of its assets in any one company or in any two related companies.


     Reason For Reclassification. As a key element in its investment philosophy, Southeastern invests in a limited number of companies believed to be undervalued and to have unrecognized intrinsic value. Over time, the number of portfolio positions held by the Partners Fund and the Small-Cap Fund has generally not exceeded 35, and has usually been less than 30.


     As part of this philosophy, Southeastern may conclude that investing more than 5% of the Fund's total assets in several companies which it believes to be unusually undervalued is desirable and is in the best interests of shareholders. Southeastern believes that concentrating investments in relatively few companies which are substantially discounted from its appraisal of their intrinsic worth provides a margin of safety and lowers the commensurate risk. Thus, investing a larger percentage of assets in companies believed by Southeastern to be particularly undervalued has the potential of generating substantially greater absolute and relative investment returns for the portfolio over time. The corresponding risk of investing greater portions of assets in particular companies is the possibility of magnified losses in the event of a substantial decline in the market prices of these particular companies.



     Proposed Amendments. As discussed above, by adopting the Internal Revenue Code diversification standards, there will continue to be clearly stated limits on the Fund's ability to be non-diversified. The net effect of the proposed change will enable the Fund to be non-diversified with respect to an additional 25% of its total assets, increasing this authority from 25% of total assets at present to 50% of total assets. Both Funds would be re-classified as "non-diversified" investment companies under Section 5(b)(2) of the Investment Company Act. Fundamental Investment Restrictions 1 and 2, set forth above and in the Funds' Prospectus, would be replaced by a fundamental investment restriction derived from Sections 851(b)(4)(A) and 851(b)(4)(B) of the Internal Revenue Code. The two fundamental investment restrictions controlling diversification would then be restated as a single, fundamental investment restriction, which would read as follows:


                "With respect to 50% of its total assets, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities; with respect to the remaining 50% of its assets, the Fund will not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses."

     Minimum Vote Required. Amending a fundamental investment restriction or changing a fund's classification from diversified to non-diversified requires shareholder approval. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 2 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
2 -- TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE CLASSIFICATION OF THE FUND FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND UNDER THE INVESTMENT COMPANY ACT OF 1940.

                                   PROPOSAL 3


     APPROVAL OR DISAPPROVAL OF A PROPOSAL TO RE-STATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY EXPAND THE FUND'S INVESTMENT FLEXIBILITY.



     The predominate purpose of this proposal is to expand the Fund's investment flexibility so as to enable Southeastern to reduce investment risk through hedging the portfolio when appropriate, managing foreign currency exposure, and managing potential income tax liabilities. Southeastern intends to use this additional investment flexibility primarily to reduce risk rather than for speculation. For example, Southeastern will have the investment flexibility on behalf of the Fund to lower risk by hedging the Fund's foreign currency exposure, to manage tax liabilities by using puts and calls, or to provide a basis for building a position in a desired security by writing puts at a favorable strike price if immediate purchase of the security is not possible at an acceptable price.



     Shareholders must approve changes to fundamental investment restrictions, while the Board of Trustees can approve changes to non-fundamental restrictions. Each of the investment restrictions included in this proposal are presently fundamental restrictions. As re-stated, these restrictions would continue to be fundamental restrictions, requiring future shareholder approval before other changes could be made.



     Each of these proposed amendments is numbered and discussed separately in the following discussion. A shareholder may vote for all proposals by simply signing the Proxy Form without designating a vote on any particular proposal. A shareholder desiring to vote against any of these proposals or to abstain from a vote should make such a designation on the Proxy Form.



PROPOSAL 3(A). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION ON
                                   BORROWING



     The present limitation on borrowing is Restriction No. 1 in the Statement of Additional Information ("SAI"). The Fund is authorized to borrow only for temporary or emergency purposes, such as clearing portfolio transactions or to satisfy redemptions. All borrowing may not exceed 15% of total assets, and the Fund may not borrow to increase its portfolio holdings. The present restriction is as follows:



     The Fund may not:


                "1. Borrow money, except for temporary purposes such as obtaining short-term credits for purposes of clearance of purchases and sales of portfolio securities in an amount not to exceed 5% of the value of its total assets at the time of borrowing, and except for temporary purposes to satisfy redemption requests which might require the unexpected disposition of securities in an amount not to exceed 15% of the value of its total assets; provided, however, that aggregate borrowing at any time may not exceed 15% of the value of the portfolio's total assets."


     Borrowing, either for temporary or emergency purposes or to increase portfolio holdings is subject to specific Securities and Exchange Commission rules with respect to minimum coverage of at least 300% and other protective requirements. Borrowing to increase portfolio assets is a relatively common practice among equity funds. While borrowing for this purpose has the potential of accelerating an increase in the Fund's total return, it may also accelerate a loss in the event the value of the securities purchased using borrowed funds should decline rapidly. Southeastern desires the additional borrowing flexibility primarily to be able to hedge the Fund's portfolio when believed to be beneficial and thereby manage investment risk and potential tax liability.

     The Board therefore proposes that the Fund's borrowing limit be increased from 15% to 30% of total assets, and that the Fund be allowed to borrow for investment purposes as well as for temporary or emergency purposes. The re-stated fundamental investment restriction would then read as follows:


     The Fund may not:


                "Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets less all liabilities and indebtedness not represented by senior securities."



 PROPOSAL 3(B). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION


   ON UNDERWRITING OF SECURITIES OF OTHER ISSUERS AND PURCHASES OF RESTRICTED
                                   SECURITIES



     The present restriction, No. 4 in the SAI, includes both a prohibition against underwriting of securities of other issuers and a 10% limitation on the Fund's ownership of illiquid and restricted securities, the sale of which could be considered to be an underwriting. That restriction presently reads as follows:


     The Fund may not:

                   "4. Underwrite the securities of other issuers,
              except that the portfolio may invest in securities that are illiquid or not readily marketable without registration under the Securities Act of 1933, as amended, including repurchase agreements of more than 7 days duration, if immediately after the making of such investment not more than 10% of the value of the portfolio's total assets would be so invested."


     Because the present restriction covers two subjects, it will be split into separate sections. The portion applicable to underwriting the securities of other issuers will continue to be a fundamental policy and will specifically allow sales of any portfolio securities if such sales could be considered to be an underwriting. As re-stated, this restriction will read as follows:



     The Fund may not:



                "Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities."



     The section of Restriction No. 4 which will become non-fundamental covers the level of ownership of restricted or illiquid securities. The Fund's present limitation on investing in restricted (non-registered) securities and illiquid securities is 10% of total assets, the maximum limit allowed by the Securities and Exchange Commission at the time of the Fund's formation. The SEC subsequently increased that percentage to 15%, and now excludes from that percentage securities eligible for resale under Rule 144A which the Board has determined to be liquid. Accordingly, the Board proposes that the restriction applicable to restricted and illiquid securities be updated to include these changes and be restated as a non-fundamental policy, as follows:


     The Fund may not:

                "Purchase restricted or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities:
           (excluding securities which are eligible for resale pursuant to Rule 144A, under the Securities Act of 1933.)"


PROPOSAL 3(C). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION ON
                          INVESTMENTS IN REAL ESTATE.



     The Fund is presently prohibited from investing directly in real estate, but is authorized to invest in securities of companies engaged in the real estate business. This restriction, No. 5 in the SAI, will be continued as a fundamental restriction, but will be amended to allow the Fund to hold and sell a direct ownership of real estate which has been acquired by the Fund through a distribution from a company which was an authorized investment.



     The present restriction is as follows.



          The Fund may not:



                "5. Purchase or sell real estate, except that the portfolio may invest in marketable securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein."



     The proposed revision which will continue to be a fundamental policy, is as follows:



          The Fund may not:


                "Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities."


PROPOSAL 3(D). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION ON
           INVESTING IN COMMODITIES OR COMMODITIES FUTURES CONTRACTS.



     The following restriction, No. 6 in the SAI, now prohibits all investments in commodity futures contracts and direct investments in oil, gas, or other mineral exploration or development programs.


     The Fund may not:

                "6. Invest in commodities or commodity futures contracts, or in interests in oil, gas, or other mineral exploration or development programs."


     Because this restriction covers two subjects, it will be split into separate sections. The section covering commodities and commodities futures contracts will continue to be fundamental and will be expanded to allow the investment in financial futures contracts, options on such contracts, and other similar instruments, including forward foreign currency contracts.

     Southeastern anticipates that this increased flexibility will be used on a limited basis, primarily for hedging and risk reduction rather than for speculation. When used separately, there are risks in the use of options and futures. For example, the price movements of the securities underlying the options and futures may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or futures does not exist, the Fund may not be able to close its position and in such an event, the loss is theoretically unlimited. However, when puts and calls are used in conjunction with each other for hedging purposes, market risks can be reduced. As restated, this fundamental restriction will read as follows:


     The Fund may not:

                "Purchase or sell commodities or commodity futures contracts except that the Fund may invest in financial futures contracts, options thereon, forward foreign currency contracts, and similar instruments."


     The portion of Restriction No. 6 covering direct investments in mineral exploration programs will be continued as a non-fundamental policy, and will then read as follows:



     The Fund may not:



                "Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities."



            PROPOSAL 3(E). TO APPROVE OR DISAPPROVE AN AMENDMENT TO
                         THE FUND'S LIMITATION ON LOANS



     This restriction, No. 8 in the SAI, now generally prohibits the Fund from making loans of its assets, but allows loans of portfolio securities up to a maximum of 20% of the portfolio's assets. Lending of portfolio securities is a relatively common practice in which certificates are loaned to brokerage firms in return for a premium and proper collateralization. This restriction also allows the purchase of public debt securities and evidences of indebtedness with banks, such as repurchase agreements. These transactions can be considered to be loans in some circumstances. This restriction presently reads as follows:


     The Fund may not:

                "8. Make loans, except loans of portfolio securities having a value which is not in excess of 20% of the portfolio's total assets and except that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions shall not be considered to be loans for purposes of this restriction."


     Restriction No. 8 will be continued as a fundamental restriction, but will be expanded to increase the authorization for lending portfolio securities from 20% at present to one-third of its assets, and will continue to allow investments in repurchase agreements. In addition, it will allow investments in all types of debt securities, in accordance with the investment policies stated in the Fund's offering documents.



     Southeastern must consider the adequacy of the collateral and the financial strength and solvency of any brokerage firm borrowing securities from the Fund in managing the risk associated with securities lending. Similar credit considerations must be reviewed before entering into repurchase agreements with banks or other financial institutions and in purchasing corporate debt securities. If the counterparty to a collateralized loan transaction defaults, the Fund could encounter a delay in taking possession of any collateral or in otherwise recouping its assets. This re-stated fundamental restriction will read as follows:



     The Fund may not:



                "Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies."



 PROPOSAL 3(F). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION
                       AGAINST ISSUING SENIOR SECURITIES.



     The prohibition against issuing senior securities (establishing a senior class of creditors) appears in Restriction No. 10 in the SAI, and now reads as follows:


     The Fund may not:

                "10. Issue senior securities, except insofar as the portfolio may be deemed to have issued a senior security in connection with any permitted borrowing."


     The concept of issuing senior securities or establishing a senior class of creditors is highly technical, and is regulated in detail by Securities and Exchange rules and no-action letters. This restriction will be re-stated to clarify that the Fund may enter into a variety of permissible securities transactions now allowed by the various amendments to the Fund's present investment restrictions as discussed in Proposals 3 and 4. The new fundamental restriction relating to issuing senior securities will then read as follows:


     The Fund may not:

                "Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction."

     Minimum Vote Required. Amending a fundamental investment restriction requires shareholder approval. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 3 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3 -- TO RE-STATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS DISCUSSED ABOVE AND THEREBY EXPAND THE FUND'S INVESTMENT FLEXIBILITY.

                                   PROPOSAL 4



     APPROVAL OR DISAPPROVAL OF A PROPOSAL TO RE-STATE ALL REMAINING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL INVESTMENT RESTRICTIONS, THEREBY ELIMINATING THOSE NO LONGER REQUIRED UNDER STATE LAW AND EXPANDING THE FUND'S INVESTMENT FLEXIBILITY.



     In the Fall of 1996, Congress enacted the National Securities Markets Improvements Act. The Act grew out of a need for legislation to modernize and rationalize the nation's securities regulatory system. Because the system of dual Federal and state securities regulation had resulted in a degree of duplicative and unnecessary regulation, Congress pre-empted the authority of states to impose investment restrictions on investment companies regulated by the Securities and Exchange Commission. As a result, the Longleaf Partners Funds may now modify various investment restrictions imposed in past years by the states, to the extent that the Securities and Exchange Commission does not require similar limits.



     Shareholders must approve changes to fundamental investment restrictions, while the Board of Trustees can approve changes to non-fundamental restrictions. In the past, the Board of Trustees could not respond to state law changes in state required restrictions which had been adopted as fundamental without incurring the costs of holding a meeting of shareholders. To facilitate future responses to changes in restrictions which are not otherwise required to be fundamental, the Board proposes to convert all such investment restrictions to non-fundamental restrictions. If management should later conclude that other modifications in these restrictions would be beneficial to Fund shareholders, the Fund would therefore not need to incur the expenses of a formal meeting of shareholders to implement the desired amendments.



     A second element in Proposal 4 is to expand the Fund's investment flexibility. As discussed in Proposal 3, the predominate purpose of this proposal is to enable Southeastern to take reasonable steps to reduce investment risk by managing foreign currency exposure, allowing for the ability to hedge the portfolio, and managing potential income tax liabilities. The Fund will continue to have the fundamental investment restrictions defining its required diversification and those additional fundamental restrictions discussed in Proposal 3. Under Proposal 4, the Fund will also have a series of significant, non-fundamental investment restrictions which will provide a reasonable investment limitation structure while simultaneously authorizing the use of expanded investment techniques now widely used by many other investment companies.



     Each of these proposed amendments is numbered and discussed separately in the following discussion. A shareholder may vote for all proposals by simply signing the Proxy Form without designating a vote on any particular proposal. A shareholder desiring to vote against any of these proposals or to abstain from a vote should make such a designation on the Proxy Form.



PROPOSAL 4(A). TO APPROVE OR DISAPPROVE ELIMINATION OF THE FUND'S RESTRICTION ON
                      INVESTING IN NEWLY FORMED COMPANIES



     The following restriction, which appears as Restriction No. 4 in the Prospectus, was a relatively common restriction in several states.



     The Fund may not:



                "Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities."

     Because this restriction is no longer required by state law, the Board proposes that it be deleted.



PROPOSAL 4(B). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION ON
                                    PLEDGING



     This following restriction, No. 2 in the SAI limiting pledging to 15% of assets, is related to the present restriction on borrowing, which may not exceed 15% of total assets.



     The Fund may not:



                "2. Mortgage, pledge, or hypothecate any of its assets, except to secure permitted borrowings up to 15% of the value of its total assets at the time of borrowing."



     As discussed in Proposal 3(a), the Fund's authority to borrow will be increased from 15% to 30% of total assets. Under this Proposal 4(b), the limitation on pledging will track the authorization for borrowing, and the restriction will become non-fundamental. The re-stated, non-fundamental restriction will then read as follows:



     The Fund may not:



                "Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings."



PROPOSAL 4(C). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION ON
            THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES



     The following restriction, No. 3 in the SAI, governs the conditions under which the Fund may make investments in other investment companies.



     The Fund may not:



                   "3. Purchase the securities of any other
              investment company, except by purchase in the open market where to the best information of the Investment Counsel, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets."



     Investments in other mutual funds are specifically covered by Sec. 12(d)(1) of the Investment Company Act of 1940, which limits an investment in a single investment company to a maximum of 5% of the Fund's total assets and 3% of the company's outstanding voting stock, with a maximum of 10% of the Fund's total assets being invested in all such investment companies. The Fund has always invested directly in the securities markets and has never invested in other investment companies. However, to preserve the ability to invest in money market funds or other types of investment companies to the extent allowed by the Securities and Exchange Commission, this restriction will be continued as non-fundamental and will be restated to read as follows:



     The Fund may not:



                   "Acquire or retain securities of any investment
              company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(1) of the Investment Company Act of 1940, provided such acquisitions are in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction."



 PROPOSAL 4(D). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION
            AGAINST SHORT SALES AND WRITING PURCHASE PUTS AND CALLS



     The following restriction, No. 7 in the SAI, covers both short sales and writing purchase puts and calls.



     The Fund may not:



                "7. Engage in short sales of securities, or write a purchase put, call, straddle, or spread option, except that the portfolio may write covered call options with respect to its portfolio securities listed on a national securities exchange and enter into closing purchase transactions with respect to call options so listed or quoted."



     Because this fundamental restriction covers two subjects, it will be split into separate, non-fundamental restrictions. The absolute prohibition against short sales will be eliminated and short sales will then be allowed within specified limits. Short sales are generally used by investment managers in anticipation of declining securities prices. Where the Fund does not own the securities sold short, the Securities and Exchange Commission requires that a segregated account containing collateral consisting of other liquid securities be maintained and marked to market daily to enable the Fund to close out its short sale position.



     Under Proposal 4(d), the following non-fundamental restriction allowing short sales subject to specific limits will be adopted:



     The Fund may not:



                "Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer, provided the Fund maintains collateral in a segregated account consisting of cash, liquid money market instruments or U.S. government securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply."



     The present Restriction No. 7 also contains an absolute prohibition against writing purchase puts and calls. The use of put and call options on securities or securities indices, either separately or together, can be used effectively in hedging the portfolio. If the Fund writes a put option, Securities and Exchange rules require that a segregated account containing liquid securities be established and marked to market daily with sufficient collateral to close the put option. Call options must also be covered either by ownership of the security or establishment of a segregated account. As a protective measure, the securities underlying the options must be within the investment policies of the Fund, and the value of the underlying securities on which options will be written may not exceed 25% of total assets.



     As an example of an expected use of this added investment flexibility, the Fund could write a put option with a favorable strike price, receiving a premium for the option, as a method of building a new portfolio position where the current price of the security is higher than desired or the security is not available for purchase.



     Under this portion of Proposal 4(d), the following non-fundamental policy allowing the purchase of and the writing (sale) of puts, calls, straddles, and combinations thereof will be adopted:



     The Fund may not:



                "Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets."



 PROPOSAL 4(E). TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S LIMITATION
                           AGAINST MARGIN PURCHASES.



     The following restriction, No. 9 in the SAI, prohibits margin purchases, and also states that clearance credits do not constitute margin.


     The Fund may not:

                "9. Purchase securities on margin, but obtaining short-term credits from banks for the clearance of purchases or sales of securities shall not be considered to be margin purchases for purposes of this restriction."


     Under Proposal 4(e), this restriction will become non-fundamental, but will not be modified substantially. Clearance credits continue to be excluded from the definition of margin purchases, and the restriction will be expanded to clarify that required deposits in connection with options or futures contracts will also not be considered to be margin purchases. The re-stated non-fundamental restriction will then read as follows:



     The Fund may not:



                "Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin."



     Minimum Vote Required. Amending a fundamental investment restriction requires shareholder approval. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 4 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4 TO RE-STATE ALL REMAINING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL INVESTMENT RESTRICTIONS, AS DISCUSSED ABOVE, THEREBY ELIMINATING THOSE NO LONGER REQUIRED UNDER STATE LAW AND EXPANDING THE FUND'S INVESTMENT FLEXIBILITY.



                                  PROPOSAL 5.


                    RATIFICATION OF SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


     The financial statements of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund have been examined at the close of each fiscal year since inception by Coopers & Lybrand, L.L.P., independent certified public accountants. In addition, the firm reviews each Fund's federal and state income tax returns.


     The Board of Trustees has selected Coopers & Lybrand, L.L.P. as independent certified public accountants for the current fiscal year ending December 31, 1997, and will thereafter consider the firm for service in this capacity in future fiscal years. Coopers & Lybrand, L.L.P. is a large, international public accounting firm and serves numerous other management investment companies and investment company groups. The firm has informed the Board of Trustees that it has no material direct or indirect financial interest in either fund. A representative of the firm is expected to be present at the Annual Meeting to respond to questions.

     The selection of the independent certified public accountants is to be ratified or rejected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the meeting in person or by proxy.


     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5 TO RATIFY THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


               OTHER INFORMATION ON INVESTMENT COMPANY OPERATIONS

                 EXECUTIVE OFFICERS OF THE INVESTMENT COMPANIES


     In addition to Mr. Hawkins, Chairman of the Board and Chief Executive Officer, and Mr. Sanders, a Trustee and President, both nominees for election as Trustees, the following are the executive officers of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund with their ages and information on their backgrounds. The first three officers listed are primarily involved with the operations of the Funds, while the others devote a substantial portion of their time to matters involving the private accounts managed by Southeastern Asset Management, Inc.



CHARLES D. REAVES, Executive Vice President(61)



          Professional Experience: General Counsel, Southeastern Asset Management, Inc. (since 1988); Vice President in corporate finance, Porter, White & Yardley, Inc. Birmingham, AL (1986-1988); Senior Vice
     President -- Finance and Secretary (1981-1986) and Vice President and General Counsel (1974-1981), Saunders System Inc., Birmingham, AL.

          Education: J.D., University of Alabama, 1961; LL.M (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.


JULIE M. DOUGLAS, CPA, Executive Vice President -- Operations & Treasurer (35).



          Professional Experience:  Southeastern Asset Management, Inc. (since
     1989); Audit Supervisor and Audit Senior, Coopers & Lybrand, Birmingham, AL and Pittsburgh, PA (1984-1989).


          Education:  B.S., Accounting, Pennsylvania State University, 1984.


LEE B. HARPER, Executive Vice President -- Marketing (33).



          Professional Experience:  Southeastern Asset Management, Inc. (since
     1993); Consultant, IBM Corporation, Memphis, TN (1989-1993); Business Analyst, McKinsey & Company, Atlanta, GA (1985-1987).


          Education: B.A., University of Virginia, 1985; M.B.A., Harvard University, 1989.


G. STALEY CATES, CFA, Co-Portfolio Manager, Vice President -- Investments (32).



          Professional Experience: President, Southeastern Asset Management, Inc. (since 1994); Vice President, Southeastern Asset Management, Inc. (1986-1994).


          Education:  B.B.A., Finance, University of Texas, 1986.


FRANK N. STANLEY, III, CFA,  Vice President -- Investments (55).



          Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984); Portfolio Manager and Analyst, Montag & Caldwell, Atlanta, GA (1974-1984); Investment Officer, Atlantic National Bank, Jacksonville, FL (1972-1974).


          Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.


JOHN B. BUFORD, CFA, Vice President -- Investments (33).



          Professional Experience:  Southeastern Asset Management, Inc. (since
     1990); Vice President, First Tennessee Bank (1989-90); Commerical Lending Officer/Credit Analyst, Metropolitan National Bank (1985-88).


          Education:  B.B.A., Finance, University of Texas, 1985.


RANDY D. HOLT, CPA, Vice President, Secretary (42).



          Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994); Ott, Baxter, Holt (1983-1985); A.M. Pullen & Co. (1982-1983); Harry M. Jay &
     Associates (1978-1982).


          Education:  B.S., Accounting, University of Tennessee, 1976.

                           EXPENSES OF ANNUAL MEETING


     Costs and expenses of preparing, printing, assembling and mailing materials in connection with the solicitation of proxies of each Fund will be paid by that particular Fund. In addition, certain Trustees or officers of the Fund or of the Investment Counsel may solicit proxies by telephone or in person, but no special payment will be made for such services. The Fund will pay the expenses of D.F. King & Co., the fund's proxy solicitor.


     Neither the persons named in the enclosed Proxy nor members of the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters requiring a vote of shareholders properly arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the shares in accordance with their best judgement in the interests of the Fund.

     ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees:

/s/ O. MASON HAWKINS, CFA                       /s/ CHARLES D. REAVES

O. MASON HAWKINS, CFA                           CHARLES D. REAVES
Chairman of the Board of Trustees               Executive Vice President
and Chief Executive Officer                     General Counsel








April 2, 1997

                                                                      APPENDIX A

                                 FORM OF PROXY

     PROXY -- LONGLEAF PARTNERS FUND       THIS PROXY IS SOLICITED ON BEHALF
                                           OF THE BOARD OF TRUSTEES

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking any previous proxies for such shares, hereby appoints O. Mason Hawkins, W. Reid Sanders, and Charles D. Reaves or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of LONGLEAF PARTNERS FUND (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Fund, to be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee, and at any and all adjournments thereof. Receipt of the Notice and Proxy Statement for said Meeting is hereby acknowledged.

This proxy must be returned in order for your shares to be voted. The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.

1.  Re-Election of Board of Trustees.
                                       [ ] FOR the following nominees                [ ] WITHHOLD AUTHORITY
                          (except those whose names are inserted on the line below)    to vote for any of the nominees

    TRUSTEES: O. Mason Hawkins; W. Reid Sanders; Chadwick H. Carpenter, Jr., Daniel W. Connell, Jr.; Steven N. Melnyk;
          C. Barham Ray

          ----------------------------------------------------------------------


2. To approve a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.
                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]


3. To approve a proposal to re-state certain fundamental investment restrictions, as separately discussed in the Proxy Statement, and thereby expand the Fund's investment flexibility.


   [ ] FOR ALL SUB-PROPOSALS    [ ] AGAINST ALL SUB-PROPOSALS   [ ] ABSTAIN FROM
ALL SUB-PROPOSALS


       TO VOTE SEPARATELY ON THE SUB-PROPOSALS, CHECK THE FOLLOWING BOXES



    3(a).  To approve an amendment to the Fund's Limitation on
           Borrowing.                                                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(b).  To approve an amendment to the Fund's Limitation on
           Underwriting of Securities of Other Issuers and Purchases of
           Restricted Securities.                                          FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(c).  To approve an amendment to the Fund's Limitation on
           Investments in Real Estate.                                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(d).  To approve an amendment to the Fund's Limitation on
           Investing in Commodities or Commodities Futures Contracts.      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(e).  To approve an amendment to the Fund's Limitation on Loans.      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(f).  To approve an amendment to the Fund's Limitation Against
           Issuing Senior Securities.                                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]



4. To approve a proposal to re-state all remaining fundamental investment restrictions as non-fundamental restrictions, as separately discussed in the Proxy Statement, thereby eliminating those no longer required under state law and expanding the Fund's investment flexibility.



   [ ] FOR ALL SUB-PROPOSALS    [ ] AGAINST ALL SUB-PROPOSALS   [ ] ABSTAIN FROM
ALL SUB-PROPOSALS


       TO VOTE SEPARATELY ON THE SUB-PROPOSALS, CHECK THE FOLLOWING BOXES



    4(a).  To approve elimination of the Fund's Restriction on
           Investing in Newly Formed Companies.                            FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(b).  To approve an Amendment to the Fund's Limitation on
           Pledging.                                                       FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(c).  To approve an Amendment to the Fund's Limitation on the
           purchase of securities of other investment companies.           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(d).  To approve an Amendment to the Fund's Limitation on Against
           Short Sales and Writing Purchase Puts and Calls.                FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(e).  To approve an Amendment to the Fund's Limitation Against
           Margin Purchases.                                               FOR [ ]    AGAINST [ ]    ABSTAIN [ ]



5.  To ratify the selection of Coopers & Lybrand, L.L.P., as Independent
Certified
   Public Accountants for the Fund.        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]


As to any other matter upon which the Shareholders are permitted to vote, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                                THE TRUSTEES RECOMMEND A "FOR"
                                                VOTE ON ALL MATTERS.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                or names appear on left.

                                                Dated:

                                                ------------------------- , 1997

                                                                      APPENDIX B

                                 FORM OF PROXY

       PROXY -- LONGLEAF PARTNERS          THIS PROXY IS SOLICITED ON BEHALF
             SMALL-CAP FUND                OF THE BOARD OF TRUSTEES

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking any previous proxies for such shares, hereby appoints O. Mason Hawkins, W. Reid Sanders, and Charles D. Reaves or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of LONGLEAF PARTNERS SMALL-CAP FUND (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Fund, to be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee, and at any and all adjournments thereof. Receipt of the Notice and Proxy Statement for said Meeting is hereby acknowledged.

This proxy must be returned in order for your shares to be voted. The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.

1.  Re-Election of Board of Trustees.
                                       [ ] FOR the following nominees                [ ] WITHHOLD AUTHORITY
                          (except those whose names are inserted on the line below)    to vote for any of the nominees

    TRUSTEES: O. Mason Hawkins; W. Reid Sanders; Chadwick H. Carpenter, Jr., Daniel W. Connell, Jr.; Steven N. Melnyk;
          C. Barham Ray

          ----------------------------------------------------------------------


2. To approve a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.
                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]


      3.  To approve a proposal to re-state certain fundamental investment restrictions,
   as separately discussed in the Proxy Statement, and thereby expand the Fund's investment flexibility.
     [ ] FOR ALL SUB-PROPOSALS    [ ] AGAINST ALL SUB-PROPOSALS    [ ] ABSTAIN
                             FROM ALL SUB-PROPOSALS


        TO VOTE SEPARATELY ON THE SUB-PROPOSALS, CHECK THE FOLLOWING BOXES



    3(a).  To approve an amendment to the Fund's Limitation on
           Borrowing.                                                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(b).  To approve an amendment to the Fund's Limitation on
           Underwriting of Securities of Other Issuers and Purchases of
           Restricted Securities.                                          FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(c).  To approve an amendment to the Fund's Limitation on
           Investments in Real Estate.                                     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(d).  To approve an amendment to the Fund's Limitation on
           Investing in Commodities or Commodities Futures Contracts.      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(e).  To approve an amendment to the Fund's Limitation on Loans.      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    3(f).  To approve an amendment to the Fund's Limitation Against
           Issuing Senior Securities.                                      FOR [ ]    AGAINST [ ]    ABSTAIN [ ]



   4.  To approve a proposal to re-state all remaining fundamental investment restrictions as non-fundamental
       restrictions, as separately discussed in the Proxy Statement, thereby eliminating those no longer required
         under state law and expanding the Fund's investment flexibility.
     [ ] FOR ALL SUB-PROPOSALS    [ ] AGAINST ALL SUB-PROPOSALS    [ ] ABSTAIN
                             FROM ALL SUB-PROPOSALS


        TO VOTE SEPARATELY ON THE SUB-PROPOSALS, CHECK THE FOLLOWING BOXES



    4(a).  To approve elimination of the Fund's Restriction on
           Investing in Newly Formed Companies.                            FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(b).  To approve an Amendment to the Fund's Limitation on
           Pledging.                                                       FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(c).  To approve an Amendment to the Fund's Limitation on the
           purchase of securities of other investment companies.           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(d).  To approve an Amendment to the Fund's Limitation on Against
           Short Sales and Writing Purchase Puts and Calls.                FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
    4(e).  To approve an Amendment to the Fund's Limitation Against
           Margin Purchases.                                               FOR [ ]    AGAINST [ ]    ABSTAIN [ ]



5.  To ratify the selection of Coopers & Lybrand, L.L.P., as Independent
Certified
   Public Accountants for the Fund.        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]


As to any other matter upon which the Shareholders are permitted to vote, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                                THE TRUSTEES RECOMMEND A "FOR"
                                                VOTE ON ALL MATTERS.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                or names appear on left.

                                                Dated:

                                                ------------------------, 1997